Employment Benefits	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Employment Benefits
16.	Employment Benefits

The Group offers its employees in Korea, Taiwan and Thailand defined benefit plans (unfunded and funded) and defined contribution plans. The specific features of these plans vary depending on the applicable laws and regulations in each country where the employees work. The majority of the Group’s defined benefit obligations represents the defined benefit plans for employees of LINE Plus Corporation, LINE PLAY Corporation, LINE Biz Plus Corporation, LINE Friends Corporation, LINE STUDIO Corporation, LINE UP Corporation, NemusTech Co.,Ltd., Unblock Corporation and Markt Co., Ltd and LINE Financial Plus Corporation (collectively, the “subsidiaries with defined benefit plans”) which are located in Korea, while LINE GAMES Corporation, NextFloor Corporation., Next Floor Basement Lab Corporation InnoAG. Inc. and Oozoo Inc. offer their employees defined contribution plans. The expenses recognized in the Consolidated Statements of Profit or Loss in relation to the defined contribution plans amounted to nil for the year ended December 31, 2016, and 47 million yen and 97 million yen for the years ended December 31, 2017and 2018 respectively. The feature of the defined benefit plans in Korea is described below.

The legal and regulatory framework for the plans is based on the applicable Korean Employee Retirement Benefit Security Act (“ERBSA”). Post-employment defined benefit plan provides lump sum payments to the eligible employees. Directors and current employees of the subsidiaries offer defined benefit plans with a service period of over one year are eligible for such post-employment defined benefits, which are calculated based on a final average pay formula.

Furthermore, the plans expose the Group to actuarial risks, such as interest rate risk, salary increase risk, and longevity risk. Interest rate risk refers to the risk of fluctuation of bond yields. A decrease in the bond yields will increase the defined benefit obligations liability. The salary increase risk refers to the risk that an increase in future salary will increase the defined benefit obligations liability. Longevity risk refers to the risk that an increase in life expectancy of the plan participants will increase the defined benefit obligations liability. The plan assets of the defined benefit plans expose the Group to the risk of underperformance in comparison with the Group’s expectation.

(1)	Liabilities for defined benefit obligations as of December 31, 2017 and 2018 are as follows:

	(In millions of yen)
	December 31, 2017			December 31, 2018
	Unfunded	Funded	Total	Unfunded	Funded	Total
Present value of defined benefit obligations	6,089	100	6,189	6,628	582	7,210
Plan assets(1)	—	(27)	(27)	—	(267)	(267)

Liabilities for post-employment benefits	6,089	73	6,162	6,628	315	6,943

(1)	All of the plan assets are held by NemusTech, Co., Ltd. and Markt Co., Ltd.

(2)

Expenses related to defined benefit plans are recognized in the Consolidated Statements of Profit or Loss as operating expenses for the years ended December 31, 2016, 2017 and 2018 are comprised of the following:

(In millions of yen)

	2016	2017	2018
Current service costs	1,620	1,933	1,973
Interest costs	127	208	207

Total	1,747	2,141	2,180

(3)	Movements in the present value of the defined benefit obligations for the years ended December 31, 2017 and 2018 are as follows:

(In millions of yen)

	2017	2018
Defined benefit obligations at the beginning of year	6,204	6,189
Current service costs	1,933	1,973
Interest costs	208	207
Remeasurement (gains)/losses:
Actuarial losses arising from changes in demographic assumptions	(28)	(33)
Actuarial (gains)/losses arising from changes in financial assumptions(1)	(1,513)	166
Experience adjustments(2)	(552)	33
Payments from the plan	(453)	(943)
Net transfer(3)	(57)	(105)
Increase due to business combinations	261	—
Decrease due to deconsolidation	—	(42)
Exchange differences on translation of foreign operations	186	(235)

Defined benefit obligations at the end of year	6,189	7,210

(1)

In 2017, actuarial gains arising from changes in financial assumptions resulted mainly from an increase in the discount rate and a decrease in the period end weighted average salary increase rate at year end 2017, as compared to corresponding rates at year end in 2016. The increase in the discount rate primarily related to the fact that the estimated duration, which is used to calculate the retirement benefit obligation, increased due to the decrease in estimated termination rates described above. The decrease in the weighted average salary increase rate is primarily related to the fact that the salary increase rates for the current year and the estimated future inflation rate decreased. In 2018, there are no material changes of the discount rate and weighted average salary increase rate compared with those in 2017.

(2)	Experience adjustments represent the impact from differences between actual experiences during the year compared with the previous actuarial assumptions on defined benefit obligations.
(3)

Net transfer primarily represents the transfer of defined benefit obligations associated with employees of NAVER or other NAVER group companies joining LINE Plus Corporation, LINE PLAY Corporation, LINE Biz Plus Corporation, LINE Friends Corporation and LINE Financial Plus Corporation and vice versa.

(4)	Movements in the plan assets for the years ended December 31, 2017 and 2018 are as follows:

	(In millions of yen)
	2017	2018
Plan assets at the beginning of year	—	27
Interest income	2	5
Employer contributions	31	316
Benefits paid	(6)	(72)
Gains due to remeasurement Plan assets revenue (excluding interest income)	—	(3)
Exchange differences on translation of foreign operations	—	(6)

Plan assets at the end of year	27	267

The plan assets contain only cash and cash equivalents. Employer contributions expected to be paid to the plan for the year ending December 31, 2019 are 126 million yen. The amount of employer contributions is determined so that balance of plan assets can be more than 90% of the balance of NemusTech Co., Ltd. and Markt Co., Ltd.’s defined benefit obligations at each year end in the long term.

(5)

Significant judgment is required when selecting key assumptions for measuring defined benefit expenses for a period and the defined benefit obligations at the period end for each defined benefit plan. The principal actuarial assumptions used include discount rates and salary increase rates.

The Group determined the discount rate based on market returns of high-quality corporate bonds consistent with the currencies and estimated payment terms corresponding to the defined benefit obligations as of the reporting date in order to calculate the present value of the defined benefit obligations.

	December 31, 2016	December 31, 2017	December 31, 2018
Discount rate	3.4%	3.2%-3.7%	2.5%-3.5%
Weighted average of salary increase	8.6%-11.3%	4.5%-7.7%	5.3%-7.1%

(6)

Economic factors and conditions often affect multiple assumptions simultaneously; as such, the effects of changes in key assumptions are not necessarily linear. The following sensitivity analysis illustrates the impact of changes in certain significant actuarial assumptions, leaving all other assumptions constant, as of December 31, 2017 and 2018:

	(In millions of yen)
	Impact on the defined benefit obligations
Assumptions and sensitivity level	December 31, 2017	December 31, 2018
Discount rate
100 basis point increase	(5,019)	(833)
100 basis point decrease	6,561	1,020
Salary increase rate
100 basis point increase	7,057	970
100 basis point decrease	(5,620)	(812)

(7)	The average duration of the defined benefit plan obligations as of December 31, 2017 and 2018 were 13.3 and 12.9 years, respectively.

The following table shows estimated future benefit payments within ten years from December 31, 2018. Actual payments may differ from those shown because of uncertain future events.

(In millions of yen)
Years	Estimated future benefit payments
2019	276
2020	359
2021	436
2022	516
2023	599
2024–2028	4,548